Exhibit 31.2
                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
            PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

   I, David B. White, Chief Financial Officer of the Company, certify that:

1. I have reviewed this quarterly report on Form 10-Q of Main Street Trust, Inc.;

2. Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary
    to make  the  statements  made,  in  light of the circumstances   under
    which  such   statements   were  made,  not misleading with respect to the
    period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material
    respects  the  financial   condition,   results  of operations  and cash
    flows of the registrant as of, and for, the periods presented in this report:

4.  The registrant's other certifying officer(s) and I are responsible for
    establishing   and  maintaining   disclosure   controls  and procedures
    (as defined in Exchange Act Rules 13a-15(e) and 15d-15-15(e)) for the registrant and have:

    a. designed such disclosure controls and procedures, or cause such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this is being prepared;

    b.  [intentionally omitted]

    c. evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

    d. disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal quarter (the registrant's fourth quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

5. The registrant's other certifying officer(s) and I have disclosed, based on our most evaluation of internal control over financial reporting, to the
    registrant's auditors and the audit committee of registrant's   board  of
    directors  (or  persons  performing  the equivalent function):

    a. all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to. record, process, summarize and report financial information; and

    b. any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.

Date:  August 6, 2004


/s/ David B. White
------------------------
David B. White
Chief Financial Officer